Exhibit 10.25.8.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

September 21, 2018

Via E-mail and FedEx

Republic Airline Inc. (“Republic”)

Republic Airways Holdings Inc.

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

Attention: Chief Operating Officer

Email: [***]

Ladies and Gentlemen:

Reference is made to that certain Capacity Purchase Agreement, dated as of January 23, 2013, between American Airlines, Inc. (“American”) and Republic (as amended by that certain Amendment No. 1 dated as of February 28, 2013, Amendment No. 2 dated as of September 2, 2016 (as such Amendment No. 2 was amended by that certain Letter Agreement dated as of October 11, 2016), Amendment No. 3 dated as of October 12, 2017, Amendment No. 4 dated as of November 3, 2017, Amendment No. 5 dated as of December 15, 2017, Amendment No. 6 dated as of February 23, 2018, and as may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Capacity Purchase Agreement”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Capacity Purchase Agreement.

The Parties desire to amend the Capacity Purchase Agreement [***], all as set forth in this amendment (this “Amendment”).

Therefore, for and in consideration of the mutual covenants and agreements herein contained, and contained in the Capacity Purchase Agreement, American, on the one hand, and Contractor, on the other hand, agree to the following amendments to the Capacity Purchase Agreement:

1.	Amendment to Capacity Purchase Agreement.

a.	Section 3.02 of the Capacity Purchase Agreement is hereby amended in its entirety to read as follows:

Section 3.02 Spare Aircraft. Contractor shall have available for the operation of Scheduled Flights or any charter flights pursuant to Section 3.01(c) certain of the Covered Aircraft, in the amount determined based on the table set forth below, which Covered Aircraft shall be a substitute, when necessary or required, for any other Covered Aircraft in the event of any operational issues or daily line maintenance requirements for any other Covered Aircraft (the “Spare Aircraft”); provided that, [***] Spare Aircraft [***]. For the avoidance of doubt, American reserves the right at any time in its sole discretion, upon [***] days’ prior written notice to Contractor, to designate one of the Covered Aircraft as a Spare Aircraft, regardless of the percentage of Controllable On-Time Departures, the Controllable Completion Rate, or the number of Covered Aircraft at such time. In addition, for the avoidance of doubt, the Spare Aircraft shall be deemed Covered Aircraft at all times and must (i) be at all times in conformity with the requirements for Covered Aircraft under this Agreement; (ii) painted in a livery approved by American; (iii) include American’s in-flight materials, in-flight publications, food and beverage products, advertising and paper goods; (iv) be in an interior appearance as approved by American; and (v) be in a seat configuration consistent with the other Covered Aircraft.

Number of Covered Aircraft on date of determination	Number of Spare Aircraft Required to be Designated from Covered Aircraft
[***] Covered Aircraft	[***] Spare Aircraft
[***] Covered Aircraft	[***] Spare Aircraft
[***] or more Covered Aircraft	[***] Spare Aircraft

Covered Aircraft shall be scheduled for Heavy Maintenance, overhauls and modifications in accordance with the provisions of Section VI of Schedule 3.

2.

Certain Representations and Warranties. The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the date hereof.

3.

Miscellaneous. Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by Contractor and American. Each of Contractor and American hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Contractor or American, as applicable, under the Capacity Purchase Agreement. This Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever with respect to the subject matter hereof. This Amendment shall extend to and bind the successors and assigns of the respective Parties hereto. Each Party shall take all reasonable commercial actions in order to effectuate the intent of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

If you are in agreement with the foregoing, please sign where indicated below and return a signed copy of this Amendment to us at the address above.

Very truly yours,

AMERICAN AIRLINES, INC.

By:	/s/ Anne Moroni
Name: Anne Moroni
Title: Managing Director of Strategic & Operations Planning

Acknowledged and Agreed:

REPUBLIC AIRLINE INC.

By:	/s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP/COO

Acknowledged and Agreed:

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Paul Kinstedt
Name: Paul Kinstedt
Title: SVP/COO

cc:	Republic Airline Inc.
8909 Purdue Road, Suite 300
Indianapolis, IN 46268
Attention: Vice President, General Counsel
[***]

Signature Page to Amendment No. 7 to Capacity Purchase Agreement